UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2005

HOLLY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware		75-1056913
(State or other	001-03876	(I.R.S. Employer
jurisdiction of incorporation)	(Commission File Number)	Identification Number)

100 Crescent Court,		75201-6927
Suite 1600		(Zip code)
Dallas, Texas
(Address of principal
executive offices)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

     On February 16, 2005, Holly Corporation (the “Company”) issued a press release announcing the Company’s fourth quarter of 2004 results. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

     99.1 — Press Release of the Company issued February 16, 2005.*

* Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY CORPORATION
By:	/s/ Stephen J. McDonnell
Stephen J. McDonnell
Vice President and Chief Financial Officer

Date: February 17, 2005

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
99.1 —	Press Release of the Company issued February 16, 2005.